UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

David J. Schulte
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2009

Item 1. Report to Stockholders.

TPZ
LISTED
NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

2009 Annual Report

November 30, 2009

...Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:
  Long-term stable asset class with low historical volatility

  Attractive risk-adjusted returns

  Investment diversification through low historical correlation with other asset classes

  A potential inflation hedge through equity investments
For Investors Seeking
  A fund which invests in the historically stable and defensive power and energy infrastructure sectors
  Monthly distributions

  Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure, illustrated in the box below:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

January 19, 2010

Dear Stockholders,

We believe the merits of investing in securities issued by power and energy infrastructure companies are compelling for income-oriented investors. These companies operate critical networks of power generation, transmission and distribution assets and interconnected crude oil, natural gas and refined products pipeline assets. The underlying assets transport vital electricity and energy commodities from areas where they are found or generated, to the consumer. The reliability of these networks is essential — not only to other infrastructure systems, but to the functioning of the economy. In addition, the power and energy infrastructure businesses targeted by TPZ characteristically exhibit pricing mechanisms and revenue models that dampen their volatility and their sensitivity to commodity prices in general. We expect that these assets will remain a crucial factor in the functioning of U.S. business and commerce for decades to come.

Power and Energy Infrastructure Investment Overview and Outlook

After enduring disappointing performance in both the bond and stock market in 2008, largely driven by recessionary forces, selling pressures, a major credit crunch and unprecedented commodity price swings, we entered 2009 with investor appetite refocused on quality and yield. We felt that power and energy infrastructure companies provided the investment characteristics investors were seeking and offered exceptional value and quality.

Based on the results, our thesis proved to be correct. For comparative purposes, we created a TPZ Benchmark Index* of blended power and energy, debt and equity securities, which had a total return of 8.30 percent during the period.

We attribute this robust performance to resilient MLP business fundamentals, the elimination of acute technical selling pressure from hedge fund redemptions and the unwinding of the total return swap market in the fall of 2008, increased economic optimism which resulted in a general tightening of yield spreads across the board and improved capital markets.

In 2010, we believe electricity demand will remain stable along with economic activity and the performance of crude oil and refined products pipelines will remain steady based on their fee-based revenue models. We expect liquids and natural gas pipelines to continue to exhibit stable cash flow with modest growth as these companies continue to offer low commodity price exposure, modest leverage ratios, ample liquidity and adequate distribution coverage. We believe gathering and processing business fundamentals will benefit from a higher commodity price environment and will continue to stabilize as the economy improves.

Performance Review

Our total return based on market value, including the reinvestment of distributions, was -2.2 percent since our inception on July 29, 2009 through Nov. 30, 2009. Our total return based on NAV, including reinvestment of distributions, was 4.8 percent for the same period. From inception date through Dec. 31, 2009, the fund’s total return based on market value, including the reinvestment of distributions, was 4.03 percent and the total return based on NAV, including reinvestment of distributions was 10.7 percent.

Beginning Sept. 30, 2009, we have paid monthly distributions equal to $0.125 per share or $1.50 annualized. These distributions reflect a 7.5 percent yield on the IPO price of $20 per share, and represented an annualized yield of 7.8 percent based on the closing price of $19.18 on Nov. 30, 2009. We expect to maintain monthly distributions of $0.125 per share in 2010. For the calendar year 2009, 57 percent of distributions are characterized as ordinary dividend income and the remainder as return of capital. The return of capital component is treated as a reduction to a stockholder’s tax basis.

Leverage Review

In employing leverage, including bank debt and senior notes, we seek to increase long-term return to our stockholders. As of Dec. 31, 2009, TPZ’s leverage consisted of a $20 million fixed rate note and a $10.9 million balance on its line of credit, which combined was 18.0 percent of total assets, below our long-term leverage target of 20 percent.

Conclusion

We believe that the regulated nature and long lives of TPZ’s assets makes them relatively stable through economic cycles, and provides a hedge against inflation. Given their demonstrated resilient business models, we believe power and energy infrastructure companies are positioned for strength in the coming year.

We look forward to a promising 2010.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

*TPZ Benchmark Index includes Merrill Lynch U.S. Corporates, Energy debt index “CIEN,” Merrill Lynch U.S. Corporates, Electric Utility Power debt index “CUEL” and the Tortoise MLP Total Return Index “TMLP.”

(Unaudited)

2009 Annual Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from
	July 31, 2009 through
	November 30,	2009
	2009	Q3(1)	Q4(2)
Total Income from Investments
Interest earned on corporate bonds	$1,797	$164	$1,633
Distributions received from master limited partnerships	1,046	152	894
Dividends paid in stock	584	16	568
Interest and dividend income	29	25	4
Total from investments	3,456	357	3,099
Operating Expenses Before Leverage Costs
Advisory fees, net of expense reimbursement	405	91	314
Other operating expenses	213	51	162
	618	142	476
Distributable cash flow before leverage costs	2,838	215	2,623
Leverage costs(3)	187	—	187
Distributable Cash Flow(4)	$2,651	$215	$2,436

Distributions paid on common stock	$2,577	$—	$2,577
Distributions paid on common stock per share	0.375	—	0.375
Payout percentage for period(5)	97.2%	—	105.8%
Net realized gain on investments	104	—	104
Total assets, end of period	173,997	135,519	173,997
Average total assets during period(6)	153,210	133,251	158,766
Leverage (long-term debt obligations and short-term borrowings)(7)	31,300	—	31,300
Leverage as a percent of total assets	18.0%	—	18.0%
Net unrealized appreciation (depreciation), end of period	11,641	(463)	11,641
Net assets, end of period	141,789	130,278	141,789
Average net assets during period(8)	134,521	130,234	136,028
Net asset value per common share	20.55	19.00	20.55
Market value per common share	19.18	20.00	19.18
Shares outstanding	6,898,481	6,856,073	6,898,481

Selected Operating Ratios(9)
As a Percent of Average Total Assets
Total distributions received from investments	6.69%	N/M	7.83%
Operating expenses before leverage costs	1.20%	N/M	1.20%
Distributable cash flow before leverage costs	5.49%	N/M	6.63%
As a Percent of Average Net Assets
Distributable cash flow(4)	5.85%	N/M	7.18%

(1)	Represents the period from July 31, 2009 (commencement of operations) through August 31, 2009.
(2)	Q4 is the period from September through November.
(3)	Leverage costs include interest expense and interest rate swap expenses.
(4)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, non-recurring agent fees and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(5)	Distributions paid as a percentage of Distributable Cash Flow.
(6)	Computed by averaging month-end values within each period.
(7)	The balance on the short-term credit facility was $11,300,000 as of November 30, 2009.
(8)	Computed by averaging daily values within each period.
(9)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets. Ratios for Q3 are not meaningful due to partial reporting period.

2	Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited)

Management’s Discussion

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward- looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sector provides stable and defensive characteristics throughout economic cycles. A majority of our investments are in fixed income securities with equities providing growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

TPZ completed its initial public offering and commenced operations on July 31, 2009. We issued 6,850,000 shares at $20.00 per share for net proceeds after expenses of approximately $131 million. The initial proceeds were fully invested as of mid-September with approximately $30 million of leverage fully invested as of mid-October. During the 4th quarter, we issued $20 million of private placement notes and established a current monthly distribution of $0.125 per share, representing an annual yield of 7.50 percent based on the $20.00 offering price. Additional information on these events and results of our operations are discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. We pay monthly distributions out of our DCF. Our Board of Directors reviews the distribution rate quarterly, and may adjust the monthly distributions throughout the year. On an annual basis, we intend to distribute capital gains realized during the fiscal year in the last fiscal quarter.

Determining DCF

DCF is simply income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from MLPs and related companies and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the table on page 2 and discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 4th quarter 2009 was approximately $3.1 million. This does not reflect a full quarter of income from our portfolio as full investment of our IPO proceeds and leverage was not completed until mid-October.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.20 percent of average total assets for the 4th quarter. We anticipate that this ratio will be lower in subsequent quarters, as a full year of certain annual fixed costs were expensed in the initial stub period.

2009 Annual Report	3

Management’s Discussion (Unaudited) (Continued)

While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for year 1, 0.10 percent of average monthly managed assets for year 2 and 0.05 percent of average monthly managed assets for year 3 following the closing of the initial public offering.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period, as our senior notes and revolving credit facility have variable rates of interest; and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our senior notes and revolving credit facility is included in the Liquidity and Capital Resources section below.

As indicated in Note 10 of our Notes to Financial Statements, we have entered into $27 million notional amount of interest rate swap contracts with Wachovia Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wachovia Bank a fixed rate while receiving a floating rate based upon the 1-month or 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wachovia Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wachovia Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 2.13 percent and weighted average maturity of approximately 3.2 years.

Total leverage costs for DCF purposes were approximately $187,000 for the 4th quarter. This includes interest expense on our senior notes and bank credit facility and accrued swap settlement costs. The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 3.45 percent for 4th quarter 2009. This does not reflect a full quarter of expense on our leverage as borrowings were made throughout the quarter.

Distributable Cash Flow

For 4th quarter 2009, our DCF was approximately $2.4 million and is the net result of the income and expenses as outlined above. This does not reflect our full run-rate DCF as our total proceeds, including leverage, were not fully invested until mid-October.

On September 14, 2009, we declared initial monthly distributions for the fourth fiscal quarter of $0.125 per share.

Liquidity And Capital Resources

We had total assets of $174 million at year end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 4th quarter 2009, total assets increased from $136 million to $174 million, an increase of $38 million. This change was primarily the result of the issuance and investment of approximately $30 million in leverage, and net realized and unrealized gain on investments of approximately $11.4 million during the quarter (excluding return of capital on distributions received during the quarter) less the sale of approximately $5 million in short-term securities to settle outstanding trades at August 31, 2009.

On November 6, 2009, we issued $20 million aggregate principal amount of Series A senior notes in a private placement. The notes pay a floating rate of LIBOR plus 1.87 percent and are due on November 6, 2014. We used the net proceeds from the notes issuance to reduce the outstanding balance on our bank credit facility. Further, we reduced the availability of our credit facility to $18 million from $35 million to align with our expected needs for the year.

Total leverage outstanding at November 30, 2009 of $31.3 million is comprised of $20 million floating rate senior notes and $11.3 million outstanding on our bank credit facility. Through the utilization of our interest rate swaps, we have essentially fixed the rate on approximately 86 percent of our leverage with the remaining 14 percent floating based upon short-term LIBOR. Total leverage represented 18 percent of total assets. We have established a long-term leverage target ratio of up to 20 percent of total assets at time of incurrence.

We use leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt after payment of the distribution. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the required acceptable asset base, we must repay a portion of our bank line until we meet the requirement.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (which includes, among other items, taxable interest and the excess of any short-term capital gains over net long-term capital losses); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital.

We intend to distribute all capital gains, if any, at least annually. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2009 were comprised of 57 percent ordinary income (none of which is qualified dividend income) and 43 percent return of capital. This information will be reported to stockholders on Form 1099-DIV and is available on our web site at www.tortoiseadvisors.com.

4	Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments November 30, 2009

	Principal
	Amount/Shares	Fair Value
Corporate Bonds — 70.6%(1)

Crude/Refined Products Pipelines — 1.5%(1)
Kinder Morgan Finance Co.,
5.700%, 01/05/2016	$2,250,000	$2,115,000
Natural Gas/Natural Gas Liquids Pipelines — 21.4%(1)
CenterPoint Energy, Inc., 6.500%, 05/01/2018	5,000,000	5,263,680
El Paso Corp., 12.000%, 12/12/2013	4,000,000	4,570,000
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	5,000,000	5,107,200
Southern Star Central Corp., 6.750%,
03/01/2016	2,395,000	2,287,225
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)	2,000,000	1,890,000
TransCanada Pipelines Limited, 6.350%,
05/15/2067	6,000,000	5,614,182
The Williams Companies, Inc., 8.750%,
03/15/2032	2,000,000	2,341,154
The Williams Companies, Inc., 7.625%,
07/15/2019	3,000,000	3,305,676
		30,379,117
Natural Gas Gathering/Processing — 6.2%(1)
DCP Midstream LLC, 9.750%, 03/15/2019(2)	4,000,000	4,878,816
Targa Resources, Inc., 8.500%, 11/01/2013	4,000,000	3,920,000
		8,798,816
Oil and Gas Exploration and Production — 3.6%(1)
Newfield Exploration Co., 7.125%, 05/15/2018	1,000,000	1,002,500
Pioneer Natural Resources Co.,
6.875%, 05/01/2018	2,000,000	1,934,812
Plains Exploration & Production Co.,
10.000%, 03/01/2016	2,000,000	2,145,000
		5,082,312
Oilfield Services — 2.4%(1)
Pride International, Inc., 8.500%, 06/15/2019	3,000,000	3,322,500
Power/Utility — 32.6%(1)
Ameren Corp., 8.875%, 05/15/2014	2,000,000	2,262,648
CMS Energy Corp., 8.750%, 06/15/2019	4,185,000	4,603,500
Dominion Resources, Inc., 8.375%, 06/15/2064	183,000	5,063,610
DTE Energy Co., 6.375%, 04/15/2033	2,340,000	2,211,122
FPL Group Capital, Inc., 6.650%, 06/15/2067	1,029,000	954,398
Illinois Power Co., 9.750%, 11/15/2018	2,000,000	2,569,592
IPALCO Enterprises, Inc., 7.250%, 04/01/2016(2)	2,000,000	1,995,000
NiSource Finance Corp., 10.750%, 03/15/2016	5,000,000	6,047,970
North American Energy Alliance LLC,
10.875%, 06/01/2016(2)	2,800,000	2,919,000
NRG Energy, Inc., 8.500%, 06/15/2019	5,000,000	5,050,000
NV Energy, Inc., 6.750%, 08/15/2017	5,000,000	4,966,545
PPL Capital Funding, Inc., 6.700%, 03/30/2067	6,000,000	5,205,000
Puget Sound Energy, Inc., 6.974%, 06/01/2067	1,300,000	1,145,105
Wisconsin Energy Corp., 6.250%, 05/15/2067	1,450,000	1,279,625
		46,273,115
Refining — 2.9%(1)
Frontier Oil Corp., 8.500%, 09/15/2016	2,000,000	2,045,000
Holly Corp., 9.875%, 06/15/2017(2)	2,000,000	2,075,000
		4,120,000
Total Corporate Bonds (Cost $96,771,711)		100,090,860

2009 Annual Report	5

Schedule of Investments November 30, 2009
(Continued)

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 50.6%(1)

Crude/Refined Products Pipelines — 24.7%(1)
Buckeye Partners, L.P.	25,300	$1,333,310
Enbridge Energy Management, L.L.C.(3)	279,042	13,628,420
Holly Energy Partners, L.P.	27,549	1,011,048
Kinder Morgan Management, LLC(3)(4)	277,304	13,940,084
Magellan Midstream Partners, L.P.	21,600	887,760
NuStar Energy L.P.	32,600	1,709,870
Plains All American Pipeline, L.P.	16,500	834,900
Sunoco Logistics Partners L.P.	26,481	1,635,202
		34,980,594
Natural Gas/Natural Gas Liquids Pipelines — 15.3%(1)
Boardwalk Pipeline Partners, LP	120,000	3,387,600
Duncan Energy Partners L.P.	243,900	5,480,433
El Paso Pipeline Partners, L.P.	35,600	843,720
Energy Transfer Equity, L.P.	37,600	1,109,200
Energy Transfer Partners, L.P.	107,700	4,662,333
Enterprise Products Partners L.P.	33,600	1,000,944
ONEOK Partners, L.P.	66,600	3,908,754
Spectra Energy Partners, LP	26,960	747,601
Williams Pipeline Partners L.P.	23,645	516,643
		21,657,228
Natural Gas Gathering/Processing — 5.9%(1)
Copano Energy, L.L.C.	93,200	1,882,640
DCP Midstream Partners, LP	85,200	2,141,928
MarkWest Energy Partners, L.P.	56,700	1,454,355
Targa Resources Partners LP	132,417	2,645,692
Western Gas Partners LP	15,300	297,432
		8,422,047
Propane Distribution — 4.7%(1)
Inergy, L.P.	200,900	6,641,754
Total Master Limited Partnerships
and Related Companies (Cost $62,981,270)		71,701,623
Short-Term Investment — 0.0%(1)
Investment Company — 0.0%(1)
Fidelity Institutional Government Portfolio —
Class I, 0.07%(5) (Cost $32,891)	32,891	32,891
Total Investments — 121.2%(1)
(Cost $159,785,872)		171,825,374
Long-Term Debt Obligations — (14.1%)(1)		(20,000,000)
Interest Rate Swap Contracts — (0.3%)(1)
$27,000,000 notional — Unrealized Depreciation(6)		(398,111)
Other Assets and Liabilities — (6.8%)(1)		(9,637,889)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$141,789,374

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $18,865,016, which represents 13.3% of net assets.
See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts.
(5)	Rate indicated is the current yield as of November 30, 2009.
(6)	See Note 10 of the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

6	Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities November 30, 2009

Assets
Investments at fair value (cost $159,785,872)	$171,825,374
Receivable for Adviser expense reimbursement	42,217
Accrued interest and dividend receivable	1,896,627
Prepaid expenses and other assets	232,433
Total assets	173,996,651
Liabilities
Payable to Adviser	267,376
Accrued expenses and other liabilities	241,790
Unrealized depreciation of interest rate swap contracts	398,111
Short-term borrowings	11,300,000
Long-term debt obligations	20,000,000
Total liabilities	32,207,277
Net assets applicable to common stockholders	$141,789,374
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,898,481 shares issued
and outstanding (100,000,000 shares authorized)	$6,898
Additional paid-in capital	129,999,221
Undistributed net investment income	141,864
Undistributed realized gain	—
Net unrealized appreciation of investments and
interest rate swap contracts	11,641,391
Net assets applicable to common stockholders	$141,789,374
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$20.55

Statement of Operations Period from July 31, 2009(1) through November 30, 2009

Investment Income
Distributions from master limited partnerships	$1,046,553
Less return of capital on distributions	(904,239)
Net distributions from master limited partnerships	142,314
Interest from corporate bonds	1,797,342
Dividends from money market mutual funds	29,113
Total Investment Income	1,968,769
Operating Expenses
Advisory fees	481,318
Professional fees	71,652
Reports to stockholders	39,200
Registration fees	30,526
Directors’ fees	30,270
Administrator fees	20,266
Fund accounting fees	7,983
Custodian fees and expenses	5,759
Stock transfer agent fees	5,584
Other expenses	843
Total Operating Expenses	693,401
Interest expense	192,379
Amortization of debt issuance costs	2,547
Total Interest and Debt Issuance Fees	194,926
Total Expenses	888,327
Less expense reimbursement by Adviser	(75,998)
Net Expenses	812,329
Net Investment Income	1,156,440
Realized and Unrealized Gain on Investments
and Interest Rate Swaps
Net realized gain on investments	103,903
Net unrealized appreciation of investments	12,039,502
Net unrealized depreciation of interest rate swap contracts	(398,111)
Net unrealized appreciation of investments and
interest rate swap contracts	11,641,391
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	11,745,294
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$12,901,734

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

2009 Annual Report	7

Statement of Changes in Net Assets Period from July 31, 2009(1) through November 30, 2009

Operations
Net investment income	$1,156,440
Net realized gain on investments	103,903
Net unrealized appreciation of investments and
interest rate swap contracts	11,641,391
Net increase in net assets applicable to
common stockholders resulting from operations	12,901,734
Distributions to Common Stockholders
Net investment income	(1,082,394)
Return of capital	(1,494,360)
Total distributions to common stockholders	(2,576,754)
Capital Stock Transactions
Proceeds from initial public offering of
6,850,000 common shares	137,000,000
Underwriting discounts and offering expenses
associated with the issuance of common stock	(6,439,000)
Issuance of 42,408 common shares from
reinvestment of distributions to stockholders	794,479
Net increase in net assets, applicable to
common stockholders, from capital stock transactions	131,355,479
Total increase in net assets applicable to common stockholders	141,680,459
Net Assets
Beginning of period	108,915
End of period	$141,789,374
Undistributed net investment income, at the end of period	$141,864

(1) Commencement of Operations.

Statement of Cash Flows Period from July 31, 2009(1) through November 30, 2009
Cash Flows From Operating Activities
Distributions received from master limited partnerships	$1,046,553
Interest and dividend income received	1,795,853
Purchases of long-term investments	(164,939,778)
Proceeds from sales of long-term investments	4,321,158
Purchases of short-term investments, net	(32,891)
Interest paid on securities purchased, net	(1,800,720)
Interest expense paid	(178,197)
Operating expenses paid	(294,690)
Net cash used in operating activities	(160,082,712)
Cash Flows From Financing Activities
Advances from revolving line of credit	35,400,000
Repayments on revolving line of credit	(24,100,000)
Issuance of common stock	137,000,000
Issuance of long-term debt obligations	20,000,000
Common stock issuance costs	(6,439,000)
Debt issuance costs	(141,033)
Distributions paid to common stockholders	(1,782,255)
Net cash provided by financing activities	159,937,712
Net change in cash	(145,000)
Cash — beginning of period	145,000
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
used in operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$12,901,734
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash used in operating activities:
Purchases of long-term investments	(164,939,778)
Return of capital on distributions received	904,239
Proceeds from sales of long-term investments	4,321,158
Purchases of short-term investments, net	(32,891)
Net unrealized appreciation of investments and
interest rate swap contracts	(11,641,391)
Net realized gain on investments	(103,903)
Amortization of market premium, net	65,306
Amortization of debt issuance costs	2,547
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(1,896,627)
Increase in prepaid expenses and other assets	(48,947)
Increase in payable to Adviser, net of
expense reimbursement	198,914
Increase in accrued expenses and other liabilities	186,927
Total adjustments	(172,984,446)
Net cash used in operating activities	$(160,082,712)
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders
in additional common shares	$794,479

(1) Commencement of Operations.

See accompanying Notes to Financial Statements.

8	Tortoise Power and Energy Infrastructure Fund, Inc.

Financial Highlights Period from July 31, 2009(1) through November 30, 2009

Per Common Share Data(2)
Public offering price	$20.00
Underwriting discounts and offering costs on issuance of common stock	(0.94)
Income from Investment Operations:
Net investment income	0.17
Net unrealized appreciation of investments and interest rate swap contracts	1.70
Total increase from investment operations	1.87
Less Distributions to Common Stockholders:
Net investment income	(0.16)
Return of capital	(0.22)
Total distributions to common stockholders	(0.38)
Net Asset Value, end of period	$20.55
Per common share market value, end of period	$19.18
Total Investment Return Based on Market Value(3)	(2.17)%
Total Investment Return Based on Net Asset Value(4)	4.82%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$141,789
Ratio of expenses to average net assets before waiver(5)	1.96%
Ratio of expenses to average net assets after waiver(5)	1.79%
Ratio of net investment income to average net assets before waiver(5)	2.38%
Ratio of net investment income to average net assets after waiver(5)	2.55%
Portfolio turnover rate(5)	2.97%
Short-term borrowings, end of period (000’s)	$11,300
Long-term debt obligations, end of period (000’s)	$20,000
Per common share amount of long-term debt obligations outstanding, at end of period	$2.90
Per common share amount of net assets, excluding long-term debt obligations, at end of period	$23.45
Asset coverage, per $1,000 of principal amount of long-term debt obligations and short-term borrowings(6)	$5,530
Asset coverage ratio of long-term debt obligations and short-term borrowings(6)	553%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at net asset value on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations and short-term borrowings at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

2009 Annual Report	9

NOTES TO FINANCIAL STATEMENTS November 30, 2009

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company income to common stockholders. In addition, on an annual basis, the Company intends to distribute capital gains realized during the fiscal year in the last fiscal quarter. The amount of any distributions will be determined by the Board of Directors. Distributions to stockholders will be recorded on the ex-dividend date. The character of distributions made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

E. Federal Income Taxation

The Company intends to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Company’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. As of November 30, 2009, open Federal tax years include the years from November 30, 2007 to November 30, 2009.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company was responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Organizational expenses in the amount of $35,000 were expensed prior to the commencement of operations. Offering costs (excluding underwriter commissions) of $274,000 related to the issuance of common stock in the initial public offering were recorded to additional paid-in capital during the period ended November 30, 2009. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding. The amounts of such capitalized costs for the Series A Notes issued in November 2009 was $186,033.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of

10	Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial STATEMENTS (Continued)

Operations. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Recent Accounting Pronouncements Codification of Accounting Standards

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards CodificationTM and Hierarchy of Generally Accepted Accounting Principles (“SFAS 168”). SFAS 168 introduced a new Accounting Standard Codification (“ASC” or “Codification”) which organizes current and future accounting standards into a single codified system. The Codification became the source of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification is nonauthoritative. GAAP was not changed as a result of this statement, but changed the way the guidance is organized and presented. The Company has implemented the Codification in the financial statements by providing references to the ASC topics.

Standard on Subsequent Events

In May 2009, FASB issued ASC 855-10, Subsequent Events. ASC 855-10 provides guidance on management’s assessment of subsequent events and requires additional disclosure about the timing of management’s assessment of subsequent events. ASC 855-10 did not significantly change the accounting requirements for the reporting of subsequent events. ASC 855-10 was effective for interim or annual financial periods ending after June 15, 2009. The adoption of ASC 855-10 did not have a material impact on the Company’s financial statements.

Standard on Financial Instruments

In April 2009, FASB issued ASC Topic 825, Financial Instruments. The April 2009 guidance requires disclosures about financial instruments, including fair value, carrying amount, and method and significant assumptions used to estimate the fair value. The adoption of this standard did not affect the Company’s financial position or results of operations.

In August 2009, FASB issued Accounting Standard Update No. 2009-05 (“ASU 2009-05”), Measuring Liabilities at Fair Value. The August 2009 update provides clarification to ASC 820, Fair Value Measurements and Disclosures, for the valuation techniques required to measure the fair value of liabilities. ASU 2009-05 also provides clarification around required inputs to the fair value measurement of a liability and definition of a Level 1 liability. ASU 2009-05 is effective for interim and annual periods beginning after August 28, 2009. The Company does not anticipate that the adoption of this standard will have a material effect on the Company’s financial position and results of operations.

3. Concentration of Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in equity securities of companies that derive more than 50 percent of their revenue from power or energy operations. The Company will invest a minimum of 60 percent of our total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

For the period from July 31, 2009 (commencement of operations) through September 14, 2009, the Company had an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company paid the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser has agreed to a fee waiver of 0.15 percent of average monthly Managed Assets for the period from July 31, 2009 through July 31, 2010, a fee waiver of 0.10 percent of average monthly Managed Assets for the period from August 1, 2010 through July 31, 2011, and a fee waiver of 0.05 percent of average monthly Managed Assets for the period from August 1, 2011 through July 31, 2012.

On September 15, 2009, the Company entered into a new Investment Advisory Agreement with the Adviser as a result of a change in control of the Adviser and the previous Investment Advisory Agreement with the Adviser automatically terminated. The terms of the new Investment Advisory Agreement are substantially identical to the terms of the previous Investment Advisory Agreement, except for the effective and termination dates, and simply continue the relationship between the Company and the Adviser.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment and cash purchase plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent on the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassification of $(1,598,263) to undistributed net investment income, $1,494,360 to additional paid-in capital and $103,903 to undistributed net realized gain.

The tax character of distributions paid to common stockholders during the period from July 31, 2009 (commencement of operations) through November 30, 2009, was as follows:

Ordinary income *	$1,082,394
Long-term capital gain	—
Return of capital	1,494,360
Total distributions	$2,576,754

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

2009 Annual Report	11

Notes to Financial STATEMENTS (Continued)

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$11,818,538
Other temporary differences	(35,283)
Accumulated earnings	$11,783,255

As of November 30, 2009, the aggregate cost of securities for federal income tax purposes was $159,643,558. The aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,194,565, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,749 and the net unrealized appreciation was $12,181,816.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2009. These assets and liabilities are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2009	(Level 1)	(Level 2)	(Level 3)
Assets
Debt Securities:
Corporate Bonds(a)	$100,090,860	$5,063,610	$95,027,250	$—
Total Debt Securities	100,090,860	5,063,610	95,027,250	—
Equity Securities:
Master Limited Partnerships
and Related Companies(a)	71,701,623	71,701,623	—	—
Total Equity Securities	71,701,623	71,701,623	—	—
Other:
Short-Term Investment(b)	32,891	32,891	—	—
Total Other	32,891	32,891	—	—
Total Assets	$171,825,374	$76,798,124	$95,027,250	$—
Liabilities
Interest Rate Swap Contracts	$398,111	$—	$398,111	$—
Total	$171,427,263	$76,798,124	$94,629,139	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2009.

The Company did not have any Level 3 securities during the period from July 31, 2009 (commencement of operations) through November 30, 2009.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 investments.

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount, acquisition date(s), acquisition cost, fair value and percent of net assets which the securities comprise at November 30, 2009.

					Fair
					Value as
	Principal	Acquisition	Acquisition	Fair	Percent of
Company	Amount	Date(s)	Cost	Value	Net Assets
DCP Midstream LLC,
9.750%, 03/15/2019	$4,000,000	08/07/09-08/27/09	$4,769,350	$4,878,816	3.4%
Holly Corp.,
9.875%, 06/15/2017	2,000,000	10/21/09-10/22/09	2,045,000	2,075,000	1.5
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016	2,000,000	11/03/2009	2,015,000	1,995,000	1.4
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019	5,000,000	09/09/2009	4,993,200	5,107,200	3.6
North American Energy
Alliance LLC,
10.875%, 06/01/2016	2,800,000	09/24/09-10/08/09	2,895,000	2,919,000	2.1
Southern Star Central
Gas Pipeline, Inc.,
6.000%, 06/01/2016	2,000,000	08/24/2009	1,970,000	1,890,000	1.3
			$18,687,550	$18,865,016	13.3%

8. Investment Transactions

For the period from July 31, 2009 (commencement of operations) through November 30, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $164,939,778 and $4,321,158 (excluding short-term debt securities), respectively.

12	Tortoise Power and Energy Infrastructure Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

9. Long-Term Debt Obligations

The Company has $20,000,000 aggregate principal amount of Series A private senior notes (the “Notes”) outstanding. The Series A Notes were issued on November 6, 2009 and have a maturity date of November 6, 2014. Holders of the Notes are entitled to receive cash interest payments each quarter at an annual rate equal to the 3-month LIBOR plus 1.87 percent. The Notes are not listed on any exchange or automated quotation system.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares (if any); (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

At November 30, 2009, fair value of the Series A Notes approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The following table shows the maturity date, notional/carrying amount, current rate as of November 30, 2009, and the weighted-average rate for the period from November 6, 2009 (date of issuance) through November 30, 2009.

				Weighted-
	Maturity	Notional/	Current	Average
Series	Date	Carrying Amount	Rate	Rate
Series A	November 6, 2014	$20,000,000	2.14813%	2.14813%

10. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest and dividend expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding senior notes or if the Company loses its credit rating on its senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the senior notes. Details of the interest rate swap contracts outstanding as of November 30, 2009, are as follows:

			Fixed Rate
			Paid by	Floating Rate	Asset
	Maturity	Notional	the	Received by	(Liability)
Counterparty	Date	Amount	Company	the Company	Derivatives
Wachovia Bank, N.A.	11/06/2011	$6,000,000	1.12%	1 month U.S. Dollar LIBOR	$(31,422)
Wachovia Bank, N.A.	11/06/2012	5,000,000	1.81%	3 month U.S. Dollar LIBOR	(53,858)
Wachovia Bank, N.A.	11/06/2012	1,000,000	1.73%	1 month U.S. Dollar LIBOR	(10,467)
Wachovia Bank, N.A.	11/06/2014	15,000,000	2.66%	3 month U.S. Dollar LIBOR	(302,364)
		$27,000,000			$(398,111)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty.

The change in unrealized depreciation of interest rate swap contracts in the amount of $398,111 is included in the Statement of Operations for the period ended November 30, 2009. There were no realized gains or losses on derivatives for the period ended November 30, 2009. The total notional amount of all open swap agreements at November 30, 2009 is indicative of the volume of this derivative type.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,898,481 shares outstanding at November 30, 2009. Transactions in common stock for the period ended November 30, 2009, were as follows:

Shares at July 31, 2009 (commencement of operations)	6,073
Shares sold through initial public offering	6,850,000
Shares issued through reinvestment of distributions	42,408
Shares at November 30, 2009	6,898,481

12. Credit Facility

On September 14, 2009, the Company entered into a $30,000,000 committed credit facility maturing September 14, 2010. The availability under the credit facility was subsequently increased to $35,000,000 and later decreased to $18,000,000. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR plus 2.00 percent and a non-usage fee equal to an annual rate of 0.25 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period from November 30, 2009 was approximately $19,700,000 and 2.24 percent, respectively. At November 30, 2009, the principal balance outstanding was $11,300,000 at an interest rate of 2.24 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

13. Subsequent Events

On December 31, 2009, the Company paid a distribution in the amount of $0.125 per common share, for a total of $862,310. Of this total, the dividend reinvestment amounted to $229,578.

The Company has performed an evaluation of subsequent events through January 28, 2010, which is the date the financial statements were issued.

2009 Annual Report	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Power and Energy Infrastructure Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2009, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period from July 31, 2009 (commencement of operations) through November 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2009, the results of its operations, its cash flows, the changes in its net assets, and its financial highlights for the period from July 31, 2009 (commencement of operations) through November 30, 2009, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 28, 2010

14	Tortoise Power and Energy Infrastructure Fund, Inc.

COMPANY OFFICERS AND DIRECTORS (Unaudited)
November 30, 2009

	Position(s) Held with		Number of	Other Board
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Complex Overseen	Held by
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Director
Independent Directors
Conrad S. Ciccotello (Born 1960)	Director since 2007	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly, Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None
John R. Graham (Born 1945)	Director since 2007	Executive-in-Residence and Professor of Finance (Part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc. (primarily a real estate development, investment and venture capital company) and Owner of Graham Ventures (a business services and venture capital firm); Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007. Formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank
Charles E. Heath (Born 1942)	Director since 2007	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999); Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

(1)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”), one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the private investment company.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2009 Annual Report	15

COMPANY OFFICERS AND DIRECTORS (Unaudited) (Continued)
November 30, 2009

	Position(s) Held with		Number of	Other Board
	Company, Term of		Portfolios in Fund	Positions
	Office and Length of		Complex Overseen	Held by
Name and Age*	Time Served	Principal Occupation During Past Five Years	by Director(1)	Director
Interested Directors and Officers(2)
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1990-2009); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); Director and Chairman of the Board of each of TYG, TYY, TYN, TTO and the private investment company since its inception; CFA designation since 1988.	6	None
Terry Matlack (Born 1956)	Chief Financial Officer since 2007	Director of each of the Company, TYG, TYY, TYN, TTO and the private investment company from its inception to September 2009; Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Financial Officer of each of TYG, TYY, TYN, TTO and the private investment company since its inception; Chief Compliance Officer of TYG from 2004 through May 2006 and of each of TYY and TYN from their inception through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of TYG, TYY and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009; CFA designation since 1985.	N/A	None
David J. Schulte (Born 1961)	President and Chief Executive Officer since 2007	Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003 and of TYY since 2005; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the private investment company since 2007 and Chief Executive Officer from 2007 to December 2008; CFA designation since 1992.	N/A	None
Zachary A. Hamel (Born 1965)	Senior Vice President since 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the private investment company since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.	N/A	None
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer 2007	Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the private investment company since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.	N/A	None

(1)	This number includes TYG, TYY, TYN, TTO, one private investment company and the Company. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the private investment company.
(2)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

16	Tortoise Power and Energy Infrastructure Fund, Inc.

ADDITIONAL INFORMATION (Unaudited)
Notice to Shareholders

For shareholders that do not have a November 30, 2009 tax year end, this notice is for information purposes only. For shareholders with a November 30, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2009, the Company is designating the following items with regard to distributions paid during the year.

Common Distributions

				Qualifying For
Return of Capital	Ordinary Income	Total	Qualifying	Corporate Dividends
Distributions	Distributions	Distributions	Dividends	Rec. Deduction(1)
58.00%	42.00%	100.00%	0%	0%

(1) Represents the portion of Ordinary Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from July 31, 2009 through November 30, 2009, the aggregate compensation paid by the Company to the independent directors was $31,333. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331.

The Company has not yet been required to file a Form N-PX disclosing its proxy voting record. Once the Company has made that initial filing (for the period ending June 30, 2010), it will be required to make such filings on an annual basis and information regarding how the Company voted proxies will be available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You will also be able to access this information on the SEC’s Web site at http://www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certification Disclosure

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange an initial CEO certification in connection with its initial public offering and will submit the first annual certification in 2010 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company will file with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Automatic Dividend Reinvestment Plan

The Board of Directors of the Company has approved amendments to the Company’s Automatic Dividend Reinvestment Plan (the “Plan”) as described below. The Amended Plan becomes effective on April 1, 2010.

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Plan (and upon effectiveness, the Amended Plan), all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan (or the Amended Plan) will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by dividing the dollar amount of the distribution to the participant by the greater of the net asset value per share or 95 percent of the market price on the payment date of the distribution. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the distribution payment date, but in no event later than 30 days after such date except as necessary to comply with applicable law. The plan previously provided

2009 Annual Report	17

ADDITIONAL INFORMATION (Unaudited)
(Continued)

that the Company would use primarily newly-issued common shares to implement the Plan, whether its shares were trading at a premium or at a discount to net asset value and that the number of shares to be issued to a stockholder would be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of the Company’s common stock at the close of regular trading on the New York Stock Exchange on the distribution payment date. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus a $0.05 per share brokerage commission on the shares sold.

Stockholders may elect not to participate in the Plan (or the Amended Plan) by sending written, telephone or Internet instructions to Computershare, as dividend paying agent, at the address, telephone number or website address set forth below. Participation is completely voluntary and may be terminated or resumed at any time without penalty. A termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution. If a participant has terminated participation in the Plan but continues to have Company common shares registered in his or her name, the participant may re-enroll in the Plan by giving notice in writing to the Agent.

Additional information about the Plan (and the Amended Plan) may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, R.I. 02940-3078. You may also contact Computershare by phone at (888) 728-8784 or visit their Web site at www.computershare.com.

Review and Approval of Advisory Agreement

At meetings of the Board of Directors of Tortoise Power and Energy Infrastructure Fund, Inc. held on July 9, 2007 and May 22, 2009, the directors who are not “interested persons” (as defined in the 1940 Act) (the “Independent Directors”), considered and approved an advisory agreement (the “Advisory Agreement”) with the Adviser.

Factors Considered

The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In considering the approval of the investment advisory agreement, the Board evaluated information provided by the Adviser and its legal counsel and considered various factors, including the following:
  Services. The Board reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.

  Comparison of Management Fee to Other Firms. The Board reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models.

  Experience of Management Team and Personnel. The Board considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.

  Provisions of Investment Advisory Agreement. The Board considered the extent to which the provisions of the investment advisory agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board concluded that the services to be provided under the investment advisory agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  Payment of Expenses. The Board considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board discussed how this structure was comparable to that of companies with similar business models.
The Directors did not, with respect to their deliberations concerning their approval of the investment advisory agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.

Conclusions of the Independent Directors

Based on the information reviewed and the discussions among the members of the Board, the Board, including all of the Independent Directors, approved the investment advisory agreement and concluded that the management fee to be paid to the Adviser was reasonable in relation to the services to be provided.

Approval of New Investment Advisory Agreement

On June 2, 2009, the Board of Directors approved a new Investment Advisory Agreement (the “New Investment Advisory Agreement”) with the Adviser in connection with the proposed transaction (the “Proposed Transaction”) with Mariner Holdings, LLC (“Mariner”), which upon closing resulted in a change in control of the Adviser. Prior to the Board of Directors’ approval of the New Investment Advisory Agreement, the independent directors of the Company (“Independent Directors”), with the assistance of counsel independent of the Adviser (hereinafter “independent legal counsel”), requested and evaluated extensive materials about the Proposed Transaction and Mariner from the Adviser and Mariner, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.

The Independent Directors first learned of the potential Proposed Transaction in January 2009. Prior to conducting due diligence of the Proposed Transaction and of Mariner, each Independent Director had a personal meeting with key officials of Mariner. In February 2009, the Independent Directors consulted with independent legal counsel regarding the role of the Independent Directors in the Proposed Transaction. Also in February 2009, the Independent Directors, in conjunction with independent legal counsel, prepared and submitted their own due diligence request list to Mariner, so that the Independent Directors could better understand the effect the change of control would have on the Adviser. In March 2009, the Independent Directors, in conjunction with independent legal counsel, reviewed the written materials provided by Mariner. In April and May 2009, the Independent Directors asked for supplemental written due diligence information and were given such follow-up information about Mariner and the Proposed Transaction.

18	Tortoise Power and Energy Infrastructure Fund, Inc.

ADDITIONAL INFORMATION (Unaudited)
(Continued)

In May 2009, the Independent Directors interviewed key Mariner personnel and asked follow-up questions after having completed a review of all documents provided in response to formal due diligence requests. In particular, the follow-up questions focused on (i) the expected continuity of management and employees at the Adviser, (ii) compliance and regulatory experience of the Adviser, (iii) plans to maintain the Adviser’s compliance and regulatory personnel and (iv) benefit and incentive plans used to maintain the Adviser’s current personnel. On May 22, 2009, the Independent Directors and Mariner officials jointly attended the annual meetings of the Companies and at such time met to discuss the Proposed Transaction. The Independent Directors also met face-to-face with the Mariner officials in May in the interest of better getting to know key personnel at Mariner. The Independent Directors also discussed the Proposed Transaction and the findings of the Mariner diligence investigation with independent legal counsel in private sessions.

In approving the New Investment Advisory Agreement, the Independent Directors of the Company requested and received extensive data and information from the Adviser concerning the Company and the services to be provided to it by the Adviser under the current investment advisory agreement. In addition, the Independent Directors had approved the current investment advisory agreement, the terms of which are substantially identical to those of the New Investment Advisory Agreement, in June 2007 and again on May 22, 2009. The extensive data and information reviewed in connection with these earlier approvals, in conjunction with the results of the diligence investigation of the Proposed Transaction and Mariner, form the basis of the conclusions reached below.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to approve the New Investment Advisory Agreement, the Independent Directors’ decision was based on the following factors and what, if any, impact the Proposed Transaction would have on such factors.
  Services. The Board reviewed the nature, extent and quality of the investment advisory and administrative services proposed to be provided to the Company by the Adviser and found them sufficient to encompass the range of services necessary for the Company’s operation.

  Comparison of Management Fee to Other Firms. The Board reviewed and considered, to the extent publicly available, the management fee arrangements of companies with similar business models.

  Experience of Management Team and Personnel. The Board considered the extensive experience of the members of the Adviser’s investment committee with respect to the specific types of investments the Company proposes to make and their past experience with similar kinds of investments. The Board discussed numerous aspects of the Company’s investment strategy with members of the Adviser’s investment committee and also considered the potential flow of investment opportunities resulting from the numerous relationships of the Adviser’s investment committee and investment professionals within the investment community.

  Provisions of Investment Advisory Agreement. The Board considered the extent to which the provisions of the New Investment Advisory Agreement (other than the fee structure which is discussed above) were comparable to the investment advisory agreements of companies with similar business models, including peer group companies, and concluded that its terms were satisfactory and in line with market norms. In addition, the Board concluded that the services to be provided under the New Investment Advisory Agreement were reasonably necessary for the Company’s operations, the services to be provided were at least equal to the nature and quality of those provided by others, and the payment terms were fair and reasonable in light of usual and customary charges.

  Payment of Expenses. The Board considered the manner in which the Adviser would be reimbursed for its expenses at cost and the other expenses for which it would be reimbursed under the investment advisory agreement. The Board discussed how this structure was comparable to that of companies with similar business models.
The Directors did not, with respect to their deliberations concerning their approval of the New Investment Advisory Agreement, consider the benefits the Adviser may derive for relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company.

Conclusions of the Independent Directors

As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the New Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be approved.

2009 Annual Report	19

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare, Inc.
P.O. Box 43078
Providence, R.I. 02940-3078
(888) 728-8784
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, MO. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 12/31/09
Name	Inception Date	Investments	Suitability	($ in millions)
Tortoise Power	TPZ	U.S. Power and Energy Investment	Retirement Accounts	$181
and Energy	July 2009	Grade Debt and Dividend-Paying	Pension Plans
Infrastructure Fund, Inc.		Equity Securities	Taxable Accounts

Tortoise Energy	TYG	U.S. Energy Infrastructure	Retirement Accounts	$1,077
Infrastructure Corp.	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise Energy	TYY	U.S. Energy Infrastructure	Retirement Accounts	$601
Capital Corp.	May 2005		Pension Plans
			Taxable Accounts

Tortoise North American	TYN	U.S. Energy Infrastructure	Retirement Accounts	$157
Energy Corp.	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital	TTO	U.S. Energy Infrastructure	Retirement Accounts	$86
Resources Corp.	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 8/3	1/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TPZ LISTED NYSE

Tortoise Power and Energy Infrastructure Fund, Inc.

...Steady Wins®

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant amended this code of ethics during the period covered by this report to redesignate the compliance officer under this code of ethics to be the Company’s Chief Compliance Officer. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant was formed on July 5, 2007, and thus did not pay its principal accountant any fees prior to that date. The Registrant did not pay its principal accountant any fees in 2007 or 2008. The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during 2009. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the fiscal period ending November 30, 2009 for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2009
Audit Fees	$42,000
Audit-Related Fees	$3,000
Tax Fees	$17,000
All Other Fees	—
Aggregate Non-Audit Fees	$20,000

The audit committee has adopted pre-approval polices and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

For the period from December 1, 2008 to November 30, 2009 and December 1, 2007 to November 30, 2008, the Adviser incurred approximately $0 and $13,610 in fees, respectively, payable to the principal accountant in connection with determining the Adviser’s compliance with GIPS® standards in 2006. Additionally, for services delivered in 2009, the Adviser paid $71,570 for procedures required for comfort letters and consents relating to the Registrant, $58,063 for research and consultations relating to fund structure, tax and accounting relating to another closed-end management investment company prior to its initial public offering, and $2,315 in 2008 for general tax consulting services delivered in 2008. The audit fees related to the Registrant were preapproved by the Registrant’s audit committee. The non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. John R. Graham and Mr. Charles E. Heath.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2009.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a security or can veto the investment committee’s decision to invest in a security. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007
Managing Director of our Adviser since 2002; Member, Fountain Capital Management (1990-2009); Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly, Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986); CFA designation since 1988.

Terry Matlack (Born 1956)	Chief Financial Officer since 2007
Managing Director of our Adviser since 2002; Full-time Managing Director, Kansas City Equity Partners, L.C. (“KCEP”) (2001-2002); formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Chief Financial Officer of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Capital Resources Corporation (“TTO”) and a private investment company managed by our Adviser since its inception; Director of each of the Company, TYG, TYY, TYN, TTO and the private investment company from its inception to September 2009; Chief Compliance Officer of each of TYN and TYY from their inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of each of TYG, TYY and TYN from their inception to November 2005; Assistant Treasurer of the TYG, TYY and TYN from November 2005 to April 2008, of TTO from its inception to April 2008, and of the private investment company from its inception to April 2009; CFA designation since 1985.

David J. Schulte (Born 1961)	President and Chief Executive Officer since 2007
Managing Director of our Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003, of TYY since 2005; Chief Executive Officer of TYN and TTO since 2005; President of TTO from 2005 to April 2007; President of TYN from inception to September 2008; President of the private investment company since 2007 and Chief Executive Officer from 2007 to December 2008; CFA designation since 1992.

Zachary A. Hamel (Born 1965)	Senior Vice President since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (1997-present); Senior Vice President of TYY and TTO since 2005 and of TYG, TYN and the private investment company since 2007; Secretary of each of TYG, TYY, TYN and TTO from their inception to April 2007; CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007
Managing Director of our Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly Investment Risk Manager and member of Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TYN since November 2005, of TTO since September 2005, and of the private investment company since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TYN and the private investment company since 2007; Assistant Treasurer of TYG, TYY and TYN from their inception to November 2005; Chief Executive Officer of the private investment company since December 2008; CFA designation since 1996.

*The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Mr. Birzer also serves as director and Chairman of the Board of TYG, TYY, TYN and the private investment company advised by our Adviser, registered closed-end management investment companies, as well as TTO, a closed-end management investment company that has elected to be regulated as a business development company. The Adviser also serves as the investment adviser to TYG, TYY, TYN, TTO and the private investment company.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2009:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	4	$1,728,674,907	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
Zachary A. Hamel
Registered investment companies	4	$1,728,674,907	0	—
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Kenneth P. Malvey
Registered investment companies	4	$1,728,674,907	0	—
Other pooled investment vehicles	3	$148,087,313	1	$84,048,662
Other accounts	287	$1,908,871,948	1	$66,489,092
Terry Matlack
Registered investment companies	4	$1,728,674,907	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092
David J. Schulte
Registered investment companies	4	$1,728,674,907	0	—
Other pooled investment vehicles	1	$84,048,662	1	$84,048,662
Other accounts	270	$639,185,040	1	$66,489,092

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which, in turn, may result in an incentive fee being paid to the Adviser by that other fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it.

The Adviser also serves as investment adviser for four other publicly traded and one privately held closed-end management investment companies, all of which invest in the energy sector.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in private placement securities under the Investment Company Act of 1940. The Registrant’s investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Registrant will not co-invest with its affiliates in negotiated private transactions. To the extent the Registrant is precluded from co-investing, the Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. They are also eligible for an annual cash bonus and awards of common interests in the Adviser’s parent company based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2009:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$50,001-$100,000
David J. Schulte	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

				(d)
			(c)	Maximum Number (or
			Total Number of	Approximate Dollar
	(a)		Shares (or Units)	Value) of Shares (or
	Total Number of	(b)	Purchased as Part of	Units) that May Yet
	Shares (or Units)	Average Price Paid	Publicly Announced	Be Purchased Under
Period	Purchased	per Share (or Unit)	Plans or Programs	the Plans or Programs
Month #1	0	0	0	0
6/1/09-6/30/09
Month #2	0	0	0	0
7/1/09-7/31/09
Month #3	0	0	0	0
8/1/09-8/31/09
Month #4	0	0	0	0
9/1/09-9/30/09
Month #5	0	0	0	0
10/1/09-10/31/09
Month #6	0	0	0	0
11/1/09-11/30/09
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date February 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Schulte
David J. Schulte, President and Chief Executive Officer

Date February 3, 2010

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Financial Officer

Date February 3, 2010